Jim Gallogly, Chief Executive Officer
Karyn Ovelmen, Chief Financial Officer
Sergey Vasnetsov, SVP - Strategic Planning and Transactions
Doug Pike, VP - Investor Relations
April 30, 2012
First-Quarter 2012 Earnings
Exhibit 99.2

lyondellbasell.com
Cautionary Statement

The information in this presentation includes forward-looking statements. These statements relate to future events, such as anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. Actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements.
These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.  Factors that could cause actual results to differ from forward-looking statements include, but are not limited to, availability, cost and price volatility of raw materials and utilities; supply/demand balances; industry production capacities and operating rates; uncertainties associated with worldwide economies; legal, tax and environmental proceedings; cyclical nature of the chemical and refining industries;
operating interruptions; current and potential governmental regulatory actions; terrorist acts;
international political unrest; competitive products and pricing; technological developments;
the ability to comply with the terms of our credit facilities and other financing arrangements; the ability to implement business strategies; and other factors affecting our business generally as set forth in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2011, which can be found at www.lyondellbasell.com on the Investor Relations page and on the
Securities and Exchange Commission’s website at www.sec.gov.
This presentation contains time sensitive information that is accurate only as of the date hereof.
Information contained in this presentation is unaudited and is subject to change.  We undertake no obligation to update the information presented herein except as required by law.

lyondellbasell.com
Information Related to Financial Measures

We have included EBITDA in this presentation, which is a non-GAAP measure, as we believe that EBITDA is a measure commonly used by investors. However, EBITDA, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. For purposes of this presentation,
EBITDA means earnings before interest, taxes, depreciation and amortization, as adjusted for other items management does not believe are indicative of the Company’s underlying results of operations such as impairment charges, reorganization items, the effect of mark-to-market accounting on our warrants and current cost inventory adjustments. EBITDA also includes dividends from joint ventures. EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as an alternative to operating cash flows as a measure of our liquidity.  See Table 9 of our accompanying earnings release for reconciliations of EBITDA to net income.

While we also believe that net debt is a measure commonly used by investors, net debt, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. For purposes of this presentation, net debt means short-term debt plus current maturities of long-term debt plus long-term debt minus cash and cash equivalents and minus restricted cash.

lyondellbasell.com
500
1,000
1,500
$2,000
1Q'11 2Q'11 3Q'11 4Q'11 1Q'12
Highlights
Quarterly EBITDA
Quarterly EBITDA increase of 131% from 4Q’11
($ in millions)
($ in millions, except per share data)
1Q'12 4Q'11 1Q'11
EBITDA $1,236 $536 $1,402
Net Income / (Loss) $599 ($218) $660
Diluted Earnings ($ / share) $1.04 ($0.38) $1.15
Net Debt / LTM EBITDA 0.5x 0.6x 0.4x

lyondellbasell.com
LyondellBasell Safety Performance
•
Continued good safety results
•
Significant Q1 contractor activity related
to maintenance turnarounds
0.0
0.1
0.2
0.3
0.4
0.5
2009 2010 2011 2012 YTD
Injuries per 200,000 Hours Worked
(1)
1) Includes employees and contractors. YTD as of March 2012.

lyondellbasell.com
500
1,000
1,500
2,000
$2,500
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining &
Oxyfuels
Technology
125
250
375
500
$625
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining &
Oxyfuels
Technology
March 2012 LTM EBITDA
LTM March EBITDA
$5,113 million
LTM Operating Income
$3,879 million
Q1’12 EBITDA
$1,236 million
Q1’12 Operating Income
$946 million
First-Quarter 2012 and Last-Twelve-Months (LTM)
Segment EBITDA
First-Quarter 2012 EBITDA
($ in millions) ($ in millions)
Note: Shaded area for Refining & Oxyfuels represents EBITDA adjusted for $136 million Berre charge add back.  Charge was taken in Q4 2011 and is related to the suspension of operations at the refinery.

lyondellbasell.com
$4,383
$1,679
0
2,000
4,000
6,000
8,000
$10,000
Q2'11
Begin.
Cash
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends Net Debt
Repayment
Other Q1'12
Ending
Cash
Balance
$1,118
$1,679
0
500
1,000
1,500
2,000
$2,500
Q1'12
Beginning
Cash
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends Net Debt
Repayment
Other Q1'12
Ending
Cash
Balance
Cash Flow
1) Q1’12 beginning and ending cash balance includes cash, cash equivalents and restricted cash.
2) Includes inventories, accounts payable and accounts receivable.
3)  Includes capital and maintenance turnaround spending.
(3)
(2)
(1)
($ in millions)
(2) (3)
First-Quarter 2012
LTM March 2012
(3)

(1)

lyondellbasell.com
Working Capital and Key Financials Statistics
Snapshot at March 31, 2012
Liquidity:  $4.1 billion
Debt:  $4.0 billion
Cash:  $1.7 billion
Net Debt/LTM EBITDA: 0.5x
1)  Figures depicted represent end of quarter balances.
($ in billions)
Working Capital
(1)
Key Statistics
($6)
($4)
($2)
$0
$2
$4
$6
$8
1Q'11 2Q'11 3Q'11 4Q'11 1Q'12
Total WC Inventory AR AP

lyondellbasell.com
(10)
0
10
20
30
40
50
Ethane Margin Naphtha Margin HDPE Margin Ethylene/HDPE Chain
Olefins & Polyolefins - Americas
Highlights and Business Drivers - 1Q’12
U.S. Olefins
•
Ethylene price up 2¢/lb
•
COE down 10¢/lb
•
~82% of ethylene from NGLs
Polyethylene
•
Price up 6¢/lb
Polypropylene (includes Catalloy)
•
Modest margin improvement
Ethylene Chain Margins (per CMAI)
EBITDA Performance vs. 4Q’11
Polypropylene Margins (per CMAI)
EBITDA Margin Volume
($ in millions)
(cents / lb) (cents / lb)
0
1
2
3
4
1Q'11 4Q'11 1Q'12 Apr-12
1Q’11 4Q’11 1Q’12 Apr-12
200
400
600
$800
1Q'11 2Q'11 3Q'11 4Q'11 1Q'12

lyondellbasell.com
(10)
0
10
20
30
40
50
1Q'11 4Q'11 1Q'12 Apr-12
HDPE Margin Naphtha Margin Ethylene/HDPE Chain
Olefins & Polyolefins - Europe, Asia, International
Highlights and Business Drivers - 1Q’12
EU Olefins
•
Q1 EBITDA near breakeven
•
Price increases roughly offset by
naphtha margin
Polyethylene
•
Volume returns to Q3 level
Polypropylene (includes Catalloy)
•
PP compounds steady
JV dividends
•
Due to timing
European Ethylene Chain Margins (per CMAI)
EBITDA Performance vs. 4Q’11
European Polypropylene Margins (per CMAI)
EBITDA Margin Volume
($ in millions)
(cents / lb) (cents / lb)
100
200
300
$400
1Q'11 2Q'11 3Q'11 4Q'11 1Q'12
(6)
(4)
(2)
0
2
1Q'11 4Q'11 1Q'12 Apr-12

lyondellbasell.com
Intermediates & Derivatives
Highlights and Business Drivers - 1Q’12
EBITDA
Propylene Oxide and Derivatives
•
Volumes up following Q4 turnaround
and year-end slowdown
Intermediates
•
Acetyls up following Q4 turnaround
•
TBA intermediates margin increase
•
Styrene margin decline
EBITDA Margin Volume
Performance vs. 4Q’11
($ in millions)
50
100
150
200
250
300
$350
1Q'11 2Q'11 3Q'11 4Q'11 1Q'12

lyondellbasell.com
0
10
20
30
1Q'11 4Q'11 1Q'12 Apr-12
Lt-Hvy Lt-Gasoline Lt-Heating Oil
Refining & Oxyfuels
Highlights and Business Drivers - 1Q’12
Houston Refinery
•
Q1 crude throughput: 259 MBPD
•
Maya 2-1-1:  $20.15 / bbl
Oxyfuels
•
Strong margins
•
Volumes are up following Q4
turnaround
Refining Spreads (per Platts)
(2)
EBITDA
(1)
Performance vs. 4Q’11
EU MTBE Raw Material Margins (per Platts)
EBITDA Margin Volume
($ in millions)
($ / bbl)
(cents / gallon)
150
300
450
$600
1Q'11 2Q'11 3Q'11 4Q'11 1Q'12
0
50
100
150
200
1Q'11 4Q'11 1Q'12 Apr-12

1) Shaded area in Q4 represents EBITDA adjusted for $136 million Berre charge add back.
2) Light Louisiana Sweet (LLS) is the referenced light crude.

lyondellbasell.com
Benchmark Margins
U.S. Gulf Coast Spot Ethylene Margin
Maya 2-1-1 Crack Spread
(¢/lbs.)
($/barrel)
Sources: CMAI and Platts.
13
0
15
30
45
60
Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12
0
8
16

Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12

lyondellbasell.com
First-Quarter Summary and Outlook
•
Strong margin recovery in:
-
North American olefins
-
Houston refinery
•
Maintenance turnaround activity
initiated at Channelview during March
•
Continued to optimize capital
structure with debt refinancing
-
$3B new bonds at average 5.25%
coupon
First-Quarter Summary Near-Term Outlook
14
•
Entered the second quarter with strong
North American olefins and Houston
refinery margins
•
European olefins/polyolefins remain
weak while differentiated businesses
continue to perform
•
Channelview olefins facility turnaround:
-
Many units restarted
-
Olefins unit being restarted
•
Second-quarter results will reflect
refinancing premiums